UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 14, 2002

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices)   (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Certification Pursuant to 18 USC Sec. 1350

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     c.     Exhibits

99.1	Statements of Chief Executive Officer and Chief Financial Officer of Ceridian Corporation dated November 14, 2002 required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the filing of Ceridian Corporation’s Quarterly Report on form 10-Q for the quarterly period ended September 30, 2002.

Item 9. Regulation FD Disclosure.

     On November 14, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing of Ceridian Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, written statements of the Chief Executive Officer and Chief Financial Officer of Ceridian Corporation were filed as correspondence with the Securities and Exchange Commission. A copy of these statements is furnished as Exhibit 99.1 to this report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson Gary M. Nelson Executive Vice President, General Counsel and Corporate Secretary

Dated: November 14, 2002

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INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Statements of Chief Executive Officer and Chief Financial Officer of Ceridian Corporation dated November 14, 2002 required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the filing of Ceridian Corporation’s Quarterly Report on form 10-Q for the quarterly period ended September 30, 2002.	Filed electronically

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